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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED AUGUST 22, 2006
                                      TO
                        PROSPECTUSES DATED MAY 1, 2006

This supplement describes the annuity date provision under the contract offered by the selling firm to which your account representative is associated. This supplement applies to the Series/Class XC, C, L and VA variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the prospectuses dated May 1, 2006 for the contract, as supplemented. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

ANNUITY DATE

In the "ANNUITY PAYMENTS (THE INCOME PHASE)--ANNUITY DATE" section of the prospectus, replace the second paragraph with the following:

    We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days prior notice to us. However, if you have bought your contract through the selling firm to which your account representative is associated, you cannot change your annuity date to a date beyond age 95 of the annuitant (See "Other Information--Annuitant" for the definition of annuitant and permitted changes of the annuitant). Unless you choose the annuity date, it will be the later of the first day of the calendar month after the annuitant's 90th birthday or ten (10) years from the date your contract was issued.

    Please be aware that once your contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have elected a living benefit rider such as a Guaranteed Withdrawal Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Accumulation Benefit, annuitizing your contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Lifetime Withdrawal Guarantee or Guaranteed Minimum Income Benefit Plus rider) that may also be provided by the rider.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Distributor:
MetLife Investors Distribution Company                  Telephone: 800-343-8496
5 Park Plaza, Suite 1900
Irvine, CA 92614

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